Benchmark Electronics Fourth Quarter and Fiscal Year 2024 Results January 29, 2025

Bryan Schumaker, EVP and CFO Today’s Speakers Jeff Benck, President and CEO

Forward-Looking 2025 Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts and may include words such as “anticipate,” “believe,” “intend,” “plan,” “project,” “forecast,” “strategy,” “position,” “continue,” “estimate,” “expect,” “may,” “will,” “could,” “predict,” and similar expressions of the negative or other variations thereof. In particular, statements, express or implied, concerning the Company’s outlook and guidance for first quarter and fiscal year 2025 results, future operating results or margins, the ability to generate sales and income or cash flow, expected revenue mix, the Company’s business strategy and strategic initiatives, the Company’s repurchases of shares of its common stock, the Company’s expectations regarding restructuring charges, stock-based compensation expense, amortization of intangibles, award of any tax incentives and capital expenditures, and the Company’s intentions concerning the payment of dividends, among others, are forward-looking statements. Although the Company believes these statements are based on and derived from reasonable assumptions, they involve risks, uncertainties and assumptions that are beyond the Company’s ability to control or predict, relating to operations, markets and the business environment generally, including those discussed under Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2023, and in any of the Company’s subsequent reports filed with the Securities and Exchange Commission. Events relating to the possibility of customer demand fluctuations, supply chain constraints, continuing inflationary pressures, the effects of foreign currency fluctuations and high interest rates, geopolitical uncertainties including continuing hostilities and tensions, trade restrictions and sanctions, or the ability to utilize the Company’s manufacturing facilities at sufficient levels to cover its fixed operating costs, may have resulting impacts on the Company’s business, financial condition, results of operations, and the Company’s ability (or inability) to execute on its plans. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes, including the future results of the Company’s operations, may vary materially from those indicated. Undue reliance should not be placed on any forward-looking statements. Forward-looking statements are not guarantees of performance. All forward-looking statements included in this document are based upon information available to the Company as of the date of this document, and the Company assumes no obligation to update. Non-GAAP Financial Information Management discloses certain non‐GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. These non-GAAP financial measures exclude restructuring charges, stock-based compensation expense, amortization of intangible assets acquired in business combinations, certain legal and other settlement losses (gains), customer insolvency losses (recoveries), asset impairments, other significant non-recurring costs and the related tax impacts of all of the above. A detailed reconciliation between GAAP results and results excluding certain items (“non-GAAP”) is included in the following tables attached to this document. In situations where a non-GAAP reconciliation has not been provided, the Company was unable to provide such a reconciliation without unreasonable effort due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. Management uses non‐GAAP measures that exclude certain items in order to better assess operating performance and help investors compare results with our previous guidance. This document also references “free cash flow”, a non-GAAP measure, which the Company defines as cash flow from operations less additions to property, plant and equipment and purchased software. The Company’s non‐GAAP information is not necessarily comparable to the non‐GAAP information used by other companies. Non‐GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of the Company’s profitability or liquidity. Readers should consider the types of events and transactions for which adjustments have been made.

Fourth Quarter 2024 Results * * See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results Revenue of $657M was in-line with guidance Solid year-over-year growth in Semi-Cap, A&D and Industrials Offset by anticipated softness in Medical and AC&C GAAP EPS of $0.50 and non-GAAP EPS of $0.61 GAAP and non-GAAP gross margin of 10.3% and 10.4% GAAP operating margin of 4.3% with non-GAAP margin of 5.1% 7th consecutive quarter of positive Free Cash Flow generation

Fiscal Year 2024 Results * * See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results Revenue of $2.7 billion, down 6% year-over-year Strength in Semi-Cap and A&D Industrials improved in the back half; Medical and AC&C remained challenged GAAP and non-GAAP gross margin of 10.2%, expanded 70 and 60 basis points year-over-year GAAP operating margin of 4.1% with non-GAAP margin of 5.1% represents 4th consecutive year of improvement Delivered GAAP EPS of $1.72 and non-GAAP EPS of $2.29 Generated $156 million in Free Cash Flow led by a 20% reduction in inventory

Fourth Quarter 2024 Revenue by Market Sector Q4-24 Q4-23 Revenue by Mix and Market Sector Q3-24 Q4-24 (Dollars in Millions) Sector   Revenue Mix %   Revenue Mix %   Revenue Mix %   Q/Q Y/Y Semi-Cap   $168 24% $188 28% $198 30% 6% 18% Complex Industrials   $132 19% $151 23% $140 21% (7%) 5% Medical   $126 18% $107 16% $117 18% 9% (7%) A&D   $102 15% $102 16% $117 18% 15% 15% AC&C   $163 24% $110 17% $85 13% (23%) (48%) Total Revenue $691 100% $658 100% $657 100% 0% (5%)

Fourth Quarter 2024 Financial Summary * * See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results GAAP ROIC = (GAAP TTM income from operations – GAAP Tax Impact) / (Average Invested Capital for last 5 quarters) Non-GAAP ROIC = (non-GAAP TTM income from operations + Stock-based compensation – non-GAAP Tax Impact) ÷ [Average Invested Capital for last 5 quarters] (Dollars in Millions, except EPS) Q4-23 Q3-24 Q4-24 Q/Q Y/Y Net Sales $691 $658 $657 0% (5%) GAAP Gross Margin 10.3% 10.1% 10.3% 20 bps 0 bps GAAP SG&A $35.6 $36.6 $37.5 2% 5% GAAP Operating Margin 4.6% 4.3% 4.3% 0 bps (30) bps GAAP Diluted EPS $0.49 $0.42 $0.50 19% 2% GAAP ROIC 7.3% 7.7% 7.7% 0 bps 40 bps Non-GAAP Gross Margin 10.3% 10.2% 10.4% 20 bps 10 bps Non-GAAP SG&A $33.1 $32.3 $35.1 9% 6% Non-GAAP Operating Margin 5.5% 5.3% 5.1% (20) bps (40) bps Non-GAAP Diluted EPS $0.65 $0.57 $0.61 7% (6%) Non-GAAP ROIC 9.3% 9.9% 9.9% 0 bps 60 bps

Fiscal Year 2024 Revenue by Market Sector FY-24 Revenue by Mix and Market Sector (Dollars in Millions) FY 2023 FY 2024 Sector   Revenue Mix %   Revenue Mix % Y/Y Semi-Cap $646 23% $723 27% 12% Complex Industrials $596 21% $573 22% (4%) Medical $557 20% $451 17% (19%) A&D $362 13% $434 16% 20% AC&C $678 23% $475 18% (30%) Total Revenue $2,839 100% $2,656 100% (6%)

Fiscal Year 2024 Financial Summary * * See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results GAAP ROIC = (GAAP TTM income from operations – GAAP Tax Impact) / (Average Invested Capital for last 5 quarters) Non-GAAP ROIC = (non-GAAP TTM income from operations + Stock-Based Compensation – non-GAAP Tax Impact) ÷ [Average Invested Capital for last 5 quarters] (Dollars in Millions, except EPS) FY 2023 FY 2024 Y/Y (%) Net Sales $2,839 $2,656 (6%) GAAP Gross Margin 9.5% 10.2% 70 bps GAAP SG&A $147.0 $149.5 2% GAAP Operating Margin 3.9% 4.1% 20 bps GAAP Diluted EPS $1.79 $1.72 (4%) GAAP ROIC 7.3% 7.7% 40 bps Non-GAAP Gross Margin 9.6% 10.2% 60 bps Non-GAAP SG&A $133.4 $136.0 2% Non-GAAP Operating Margin 4.9% 5.1% 20 bps Non-GAAP Diluted EPS $2.38 $2.29 (4%) Non-GAAP ROIC 9.3% 9.9% 60 bps

Trended Non-GAAP Results * (Dollars in Millions, except EPS) * See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results

Cash Conversion Cycle Update

Liquidity Update Debt Structure (In Millions) Q4-24 Senior Secured Term Loan $123 Revolving Credit Facility Drawn Amount $135 Borrowing Capacity Available under Revolver $411 (In Millions) FY 2023 FY 2024 Q4-23 Q3-24 Q4-24 Cash Flows from Operations $174 $189 $137 $39 $46 FCF (1) $97 $156 $126 $29 $37 Cash $283 $328 $283 $324 $328 Continued inventory reductions, contributing to Free Cash Flow Further reduced revolving debt balance Strong balance sheet and leverage ratio * (1) Free Cash Flow (FCF) is defined as net cash provided by (used in) operations less capex * Leverage ratio is Net Debt / LTM Adjusted EBITDA, as defined in the credit facility, is a non-GAAP measure

Capital Allocation Update Capital Expenditures Share Repurchases Cash Dividends Capex for Fiscal Year 2025 expected to be $65 - $75 million Continuing to support current dividend Will evaluate share repurchases opportunistically In FY 2024, paid $33 million in capital expenditures Capital expenditures tightly aligned to future organic growth objectives In FY 2024, paid cash dividends of $24 million Committed to supporting return of capital via consistent dividend payments FY 2024: repurchased 0.1M shares for $5M Approximately $150 million remains available under Board authorized share repurchase program

First Quarter 2025 Guidance * Non-GAAP earnings per share guidance excludes stock-based compensation and other non-operating expenses including restructuring, amortization and other expenses. This guidance takes into consideration all known constraints for the quarter and assumes no further significant interruptions to our supply base, operations or customers.

Sector Outlook Q1-25 Q/Q 2025 Y/Y Sector Commentary Semi-Cap Breaking ground on building #4 in Penang in support of Semi-Cap expansion Expect >10% growth in 2025 on further new program ramps Growth is being largely driven by share gain in wafer fab equipment Complex Industrials Q4 grew Y/Y as expected, full year growth anticipated in 2025 Intelligent controls, test and measurement, and automation are drivers Significant TAM in Industrial; we have increased our Business Development focus Medical Seeing ongoing inventory corrections in medical device customer base New bookings momentum continues providing confidence in growth Anticipating gradual recovery in second half as these programs take longer to ramp A&D Upside led by defense, with stable commercial aero demand Dept of Homeland Security border surveillance win launched in Q4 Anticipating continued double-digit growth in FY 2025 AC&C Next gen HPC platform delays due to technology transition impacting near-term revenue Pursuing new compute opportunities leveraging our cooling expertise and domestic factory infrastructure New communications win expected to ramp in second half of 2025

Year End Summary Progress Toward Key Objectives Manage demand volatility while continuing to progress toward improved profitability Continued non-GAAP Gross and Operating Margin expansion despite modest revenue decline Drive Free Cash Flow Reduced inventory by ~$130M Delivered $156M in Free Cash Flow Return capital to investors Increased our recurring dividend during the year Resumed share repurchase activity

Appendix

(Dollars in Thousands, Except Per Share Data) – (UNAUDITED) APPENDIX 1 - Reconciliation of GAAP to non-GAAP Financial Results